                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                December 20, 2002
                                -----------------
                                (Date of Report)


                            RAKO Capital Corporation
                            ------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                     0-24633                 91-0853320
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)

                56 W. 400 S. Ste. 220, Salt Lake City, Utah 84101
                -------------------------------------------------
                    (Address of principal executive offices)


                                 (801) 322-3401
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 1.  CHANGES IN CONTROL OF THE REGISTRANT.
ITEM 5.  OTHER ITEMS

         GENERAL

         On December 18, 2002 (the "Effective Time"), H. Deworth Williams, Jim Ruzicka, and Edward F. Cowle (collectively, the "Stockholders"), sold an aggregate of 4,619,062 shares of common stock, par value $0.001 per share of the Company ("Common Stock") owned by such Stockholders (the "Sale"), to Osprey Investments II, Inc., a Florida corporation (the "Purchaser"), pursuant to the terms of a Stock Purchase Agreement (the "Purchase Agreement"), dated as of December 18, 2002, by and among the Company, the Stockholders and the Purchaser which set forth the terms and conditions of the Sale.

         Pursuant to the Purchase Agreement, the Stockholders sold 4,619,062 shares of Common Stock to the Purchaser for an aggregate purchase price of $300,000.

         Upon the Effective Time, the executive officers of the Company resigned and were replaced by Larry C. Garriott, Gary M. Fuchs, Lisa A. Trammell, Randall Carney and O. Lee Capwell, as set forth below. It is currently anticipated that the two directors of the Company immediately prior to the Effective Time, Geoffrey Williams and Bobbi Heywood, will continue as directors of the Company after the Effective Time until ten days after the date an Information Statement on Form 14f-1 prescribed by the Securities and Exchange Commission is first mailed to the Company's stockholders (the "Director Transition Date"), at which time they will each resign as a director of the Company and Larry Garriott, Gary
M. Fuchs, Lisa A. Trammell and O. Lee Capwell will each be appointed to and will comprise the entire Board of Directors of the Company (collectively, the "Designated Directors").

         AMENDMENT OF BY-LAWS; INCREASE IN THE SIZE OF THE BOARD OF DIRECTORS

         On December 18, 2002, by unanimous written consent of the Company's Board of Directors and pursuant to Article VIII of the Company's By-Laws, the By-Laws were amended to replace Article III Section 1 of the By-Laws in its entirety with the following: "Section 1. The number of directors which shall constitute the whole board shall consist of not less than one nor more than ten members, the exact number of which shall be fixed from time to time by the Board of Directors. The directors shall be elected at the annual meeting of the stockholders, and except as provided in Section 2 of this article, each director elected shall hold office until his successor is elected and qualified. Directors need not be stockholders."

         On December 18, 2002 by unanimous written consent of the Company's Board of Directors, the number of directors which shall constitute the entire Board of Directors was fixed at four, effective as of the Director Transition Date.

         TABLE

         The following table sets forth information as of December 18, 2002 with respect to the beneficial ownership of the outstanding shares of Common Stock of the Company immediately following the Sale by (i) each person known by the Company to beneficially own five percent (5%) or more of the outstanding shares of Common Stock; (ii) the Company's officers and directors; (iii) the Company's officers and directors as a group; and (iv) the Designated Directors who will replace the Company's current directors upon the Director Transition Date.

         As used in the table below, the term "beneficial ownership" means the sole or shared power to vote or direct the voting, or to dispose or direct the disposition, of any security. A person is deemed as of any date to have beneficial ownership of any security that such person has a right to acquire within 60 days after such date. Except as otherwise indicated, the stockholders listed below have sole voting and investment powers with respect to the shares of Common Stock indicated.

NAME AND ADDRESS OF                        SHARES OF COMMON STOCK       PERCENTAGE OF CLASS
BENEFICIAL OWNER                               BENEFICIALLY OWNED      BENEFICIALLY OWNED(1)
--------------------------------------------------------------------------------------------
Geoffrey Williams*                                      0                       0%
  c/o RAKO Capital Corporation
  56 W. 400 S. Ste. 220
  Salt Lake City, Utah 84101

Bobbi Heywood*                                          0                       0%
  5942 South Sultan Circle
  Murray, UT 84107

Larry C. Garriott**                                     0                       0%
  c/o Centra Industries, Inc.
  Two North College Avenue
  Fayetteville, AR  72701

Gary M. Fuchs**                                         0                       0%
  c/o Centra Industries, Inc.
  Two North College Avenue
  Fayetteville, AR  72701

Lisa A. Trammell**                                      0                       0%
  c/o Centra Industries, Inc.
  Two North College Avenue
  Fayetteville, AR  72701

Randall Carney                                          0                       0%
  c/o Centra Industries, Inc.
  Two North College Avenue
  Fayetteville, AR  72701

O. Lee Capwell**                                        0                       0%
  c/o Centra Industries, Inc.
  Two North College Avenue
  Fayetteville, AR  72701

Osprey Investments II, Inc.                     4,619,062                    91.9%
  1050 Riverside Avenue
  Jacksonville, FL 32204

All Current Executive Officers and Directors
As a group (2 persons)                                  0                       0%

All Designated Directors
As a group (4 persons)                                  0                      0%
------------------------------

* Indicates current Director.
** Indicates nominee Director.
(1) Calculated based upon 5,025,000 shares of common stock outstanding as of December 18, 2002.

         The Board of Directors of the Company presently consists of two members. The Designated Directors will assume office on the Director Transition Date upon the resignation of the Company's current directors and the filling of the vacancies on the Board of Directors with the Designated Directors. The Designated Directors listed below have consented to act as directors of the Company. The Designated Directors will constitute all of the members of the Board of Directors after they are appointed.

EXECUTIVE OFFICERS AS OF THE EFFECTIVE TIME AND DESIGNATED DIRECTORS

         Set forth below is certain information with respect to the individuals to be named directors of the Company at the Director Transition Date and executive officers of the Company upon the Effective Time.

         Name                     Age       Position
         ----                     ---       --------
         Larry C. Garriott         52       Chairman of the Board of Directors and Director
         Gary M. Fuchs             42       Vice Chairman, Chief Executive Officer and Director
         Lisa A. Trammell          42       Vice President, Chief Operating Officer, Secretary and Director
         Randall Carney            41       Chief Financial Officer
         O. Lee Capwell            44       Chief Administration Officer and Director

LARRY C. GARRIOTT, Chairman of the Board of Directors and Directors. Mr. Garriott has been the Chairman of the Board of Directors of Centra Industries, Inc. ("Centra") since its inception in 2001. From March 1996 to July, 2001, Mr. Garriott served as President of Midwest Cable Communications of Arkansas, Inc. ("Midwest"), a telecom, energy and municipal infrastructure company primarily engaged in the construction of utility infrastructure. Midwest was formed by Mr. Garriott and his mother, Bonnie Capwell Brooks, in 1992.

GARY M. FUCHS, Vice Chairman, Chief Executive Officer and Director. Mr. Fuchs has been the Chief Executive Officer and a Director of Centra since January 2002, although Mr. Fuchs has worked with Centra on a consulting basis since May 1, 2001. Since January 2000, Mr. Fuchs has served as president of WGS Ventures I and II, a management consulting firm. Since January 1998, Mr. Fuchs served as a principal of Tyrad, Inc., the parent company of Chadbourn Securities, Inc., a boutique investment banking firm. From January 1997 to June 1997 Mr. Fuchs served as president of FNK Capital Management, Inc. From January 1995 to January 1997, Mr. Fuchs served as senior vice presdient of Hobbs Melville Securities, Inc. From March 1992 to June 1997, Mr. Fuchs served as president of GMF Enterprises, Inc. Mr. Fuchs has attended various professional seminars and until joining Centra held SEC Series 7, 63, and 24 Licenses. Mr. Fuchs has extensive international and domestic banking experience and has worked in the finance field for over 20 years.

LISA A. TRAMMELL, Chief Operating Officer and Senior Vice President. Ms. Trammell has been the Chief Operating Officer of Centra since July 2001 and has been a Senior Vice President, and a Director of Centra since its inception in 2001. Ms. Trammell also serves as Secretary to the Board of Directors of Centra. In 1999, Ms. Trammell formed Trammell Directional Boring Inc. in September 1999. From September 1999 to July 2001, Ms. Trammell owned and operated Trammell Directional Boring, Inc. From 1998 to July 2001, Ms. Trammell worked at MidWest. From 1991 to 1998 Ms. Trammell was employed by Wal-Mart, Inc. She last served as an International Buyer's Assistant and has extensive training in accounting, customer service techniques and operational workflows. Ms. Trammell is the sister of Larry Garriott and Lee Capwell and the daughter of Bonnie Capwell Brooks.

RANDALL CARNEY, Chief Financial Officer. Mr. Carney has been the Chief Financial Officer of Centra since September 30, 2002. From January 2001 to September 2002, Mr. Carney served as vice president of business development for National Finance Resource Group, Inc., a company providing discount banking services to large companies' nationwide. From December 1997 to December 2000, Mr Carney was the manager of financial accounting for Trans Montaigne, Inc., a publicly traded oil services company. Mr. Carney's background also includes auditing with a nationally recognized accounting firm.

O. LEE CAPWELL, Chief Administration Officer and Director. Mr. Capwell has been the Chief Administration Officer of Centra since its inception in 2001. From March 1997 to July 2001, Mr. Capwell was the Human Resources Manager for Midwest. From March 1999 to July 2001, Mr. Capwell was a 50% owner and President of Smithwell Directional Boring, Inc., which was merged into Midwest on July 27, 2001. On January 12, 2000, Mr. Capwell was convicted of growing a controlled substance in the State of Arkansas. Mr. Capwell denied knowledge of the basis for the charges and was sentenced only to five years' probation. Mr. Capwell is the son of Bonnie Lee Capwell and the brother of Larry Garriot and Lisa Trammell.

CURRENT DIRECTORS

The following is a brief description of the business background of the current directors of the Company:

GEOFFREY WILLIAMS, Director, President and Chief Executive Officer of the Company since February 1, 2001. From 1994 to the present, Mr. Williams has been a representative of Williams Investments Company, a Salt Lake City, Utah financial consulting firm involved in facilitating mergers, acquisitions, business consolidations and financings. Mr. Williams attended the University of Utah and California Institute of the Arts.

BOBBI HEYWOOD, Director, Principal Accounting Officer and Secretary of the Company since February 1, 2001. From 2000 to the present, Ms. Heywood has been an office manager with Williams Investments Company in Salt Lake City, Utah. From 1998 to 2000, Ms. Heywood was office manager of Mountain State Tile, a tile company located in Sandy, Utah, and from 1997 to 1998, she was project manager with Scandia Construction, Inc. in St. George, Utah. Ms. Heywood also worked as an office manager for Silver Spur Painting in St. George, Utah from 1996 to 1997. Ms. Heywood has attended Dixie College in St. George, Utah and Salt Lake Community College.

                                      * * *

The transaction described above is qualified in its entirety by the Purchase Agreement and related documents, copies of which have been filed as exhibits to this Current Report.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

         10.1 Stock Purchase Agreement, dated as of December 17, 2002, by and among, Osprey Investments II, Inc., a Florida corporation,
                  H. Deworth Williams, Jim Ruzicka, Edward F. Cowle and RAKO Capital Corporation, a Nevada corporation.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED:  DECEMBER 20, 2002

                                  RAKO CAPITAL CORPORATION



                                  By: /s/ Gary M. Fuchs
                                      -----------------
                                      Name: Gary M. Fuchs
                                      Title: Vice Chairman, Chief Executive
                                             Officer and Director